 2017 Leverage Finance Conference   November 29, 2017  Exhibit 99.1

 Safe Harbor  Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Rayonier Advanced Materials’ future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.Such risks and uncertainties include, but are not limited to: competitive pressures in the markets in which we operate, especially with respect to increases in supply and pressures on demand for our products, which impact pricing; our ability to complete our announced cost and debt reduction initiatives and objectives within the planned parameters and achieve the anticipated benefits; our customer concentration, especially with our three largest customers; changes in global economic conditions, including currency; the Chinese dumping duties currently in effect for commodity viscose pulps; potential legal, regulatory and similar challenges relating to our permitted air emissions and waste water discharges from our facilities by non-governmental groups and individuals; the effect of current and future environmental laws and regulations as well as changes in circumstances on the cost and estimated future cost of required environmental expenditures; the potential impact of future tobacco-related restrictions; potential for additional pension contributions; labor relations with the unions representing our hourly employees; the effect of weather and other natural conditions; changes in transportation-related costs and availability; the failure to attract and retain key personnel; the failure to innovate to maintain our competitiveness, grow our business and protect our intellectual property; uncertainties related to the availability of additional financing to us in the future and the terms of such financing; our inability to make or effectively integrate current and future acquisitions and engage in certain other corporate transactions; any failure to realize expected benefits from our separation from Rayonier Inc.; risks related to our acquisition of Tembec Inc., including the failure to obtain the anticipated benefits and synergies from the acquisition and the impact of additional debt incurred and equity issued to finance the acquisition; financial and other obligations under agreements relating to our debt; and uncertainties relating to general economic, political, and regulatory conditions. Other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are described or will be described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Rayonier Advanced Materials assumes no obligation to update these statements except as is required by law.   2

 Non-GAAP Financial Measures  These presentation materials contain certain non-GAAP financial measures, including EBITDA, adjusted free cash flows, pro forma operating income, pro forma net income and adjusted net debt. These non-GAAP measures are reconciled to each of their respective most directly comparable GAAP financial measures in the appendix of these presentation materials.We believe these non-GAAP measures provide useful information to our board of directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider these non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they may exclude significant expenses and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expenses and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management provides reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures. Non-GAAP financial measures should not be relied upon, in whole or part, in evaluating the financial condition, results of operations or future prospects of the Company.  3

Rayonier Advanced Materials



NYSE-listed
(“RYAM”)
with
90 years of
operating history



- **Global leader** in high purity cellulose products, including cellulose specialties (CS)
  - Only producer with **five CS manufacturing lines** in US, Canada and Europe
- **Diversified** product offerings with **integrated** forest products, paper pulp, paperboard and newsprint businesses
- LTM Pro forma Revenue of $2.0 billion*
  LTM Pro forma EBITDA of ~$400 million*; including $50 million of expected synergies by 2020

** LTM Revenues and EBITDA based on fiscal quarter ended June 2017, based on USD/CAD exchange rate of 0.7540*

RAYONIER
Advanced Materials

4

 6  $108 million of Cost Improvement since 2014Targeting additional $32 million of savings by end of 2018  Utilize assets to optimize existing products and market mixTarget $10-15 million of EBITDA in 2-3 years  Leverage knowledge and history of innovation towards new marketsTarget $20-40 million of EBITDA in next 5 years    Drives Growth and Shareholder Value  Target investments that leverage core capabilities to grow and diversify businessIntegrate Tembec with $50 million of targeted synergies by 2020

Acquisition of Tembec Inc.

Strategic Opportunity Summary

- On November 17, 2017, Rayonier Advanced Materials acquired Tembec Inc. ("Tembec") in a transaction valued at approximately $870 million+, including $481 million+ of assumed net debt
- Tembec is a manufacturer of forest products, including High Purity Cellulose*, lumber, paper pulp, paperboard, and is a global leader in sustainable forest practices
- The combination of Rayonier Advanced Materials and Tembec will meaningfully enhance scale and diversify earnings and create growth opportunities through complementary products, operations and geographies
- The combined company has revenue and adjusted EBITDA for the twelve month period ended June 24, 2017 of $2.0 billion and $408 million**, respectively
- Total initial leverage of 3.6x, based on LTM EBITDA and pro forma capital structure++

+ In USD, USD/CAD exchange rate of 0.7540 and RYAM stock price of $15.17
** High Purity Cellulose includes fluff and dissolving wood pulp ("DWP") grades, including cellulose specialties ("CS")*
*** LTM Revenues and EBITDA based on fiscal quarter ended June 2017, based on USD/CAD exchange rate of 0.7540*
++ see page 12 for pro forma capital structure

RAYONIER Advanced Materials

6

Compelling Strategic and Financial Rationale

A Diversified High Purity Cellulose, Packaging, Paper and Forest Products Company

- Complementary product offerings and technical capabilities across High Purity Cellulose grades
- Additional growth opportunities in packaging and forest products
- Product and geographic diversification
- Stronger, more balanced business with greater scale to drive growth
- Shared vision on safety, operational excellence and environmental stewardship

- Revenue: ~$2.0 billion*
- Adjusted EBITDA: ~$400 million*
- Annual Run-Rate Cost Synergies: $50 million expected to be achieved over 3 years
- Incremental EBITDA benefits of at least $15 million from accelerated capital investment
- Immediately accretive to EPS
- Purchase price of 4.3x LTM EBITDA with full synergies+ (5.6x pre-synergies)
- Moderate pro forma leverage of 3.6x before synergies

** LTM Revenues and EBITDA based on fiscal quarter ended June 2017, based on USD/CAD exchange rate of 0.7540*
++ Includes $50 million of annual run-rate cost synergies but excludes $15 million benefit of accelerated capital investment

RAYONIER Advanced Materials.

7

 Granite Considerations---Granite Overview  8  At a Glance  * Sales by Region and Employees based on 2016 + LTM Revenues and EBITDA based on fiscal quarter ended June 2017, based on USD/CAD exchange rate of 0.7540   90 years as leading supplier of High Purity Cellulose productsGlobal leader in acetate pulpUnparalleled knowledge and expertise serving customers globallyLTM Revenue: $840 million + LTM EBITDA : $204 million +Employees: 1,200 *  Global leader in ethers pulp Diversified forest products manufacturer of High Purity Cellulose products Forest products High-yield pulpPaper (packaging & newsprint) LTM Revenue: $1,180 million+ LTM EBITDA : $154 million +Employees: 3,000 *  Sales by Region *    2 High Purity Cellulose Facilities – Canada & France7 Sawmills – Canada2 Paper Mills – Canada2 High-Yield Pulp Mills – Canada4 Chemical Plants – Canada, France & US  Sales by Region*    2 High Purity Cellulose Facilities Jesup, GeorgiaFernandina Beach, Florida5 Wood Chipping Facilities  Combination of Two Best-in-Class Organizations with Complementary Products

 Granite Considerations---Granite Overview  9  Integrated and Complementary Businesses  Packaging & Newsprint  Forest Products  High-Yield Pulp  PackagingMultiply Coated BoardNewsprintBook Paper  Dimensional LumberFraming Materials Wood ChipsFuel (Chips, Sawdust,Shavings & Bark)  Mechanical Hardwood Pulp(Maple & Aspen)  High Purity Cellulose            Products  End Markets  Dissolving Wood Pulp  AcetateEthersSpecialtiesViscoseFluff Pulp

 Granite Considerations---Granite Overview  10  Expanded Global Presence  Increases geographical diversity and mitigates currency risk  Rayonier Advanced Materials  High Purity Cellulose Plant  Fiber Facility  Marketing & Research Center  Sales Office  Tembec  High Purity Cellulose Facility    Other Manufacturing Facility    Other Pulp Facility    SPF Lumber Facility      Sales Office  Headquarters  Headquarters  Sales and Research              

 Pro Forma EBITDApre-synergies  Granite Considerations---Granite Overview  11  Diversified and Attractive Product Portfolio*  * Based on Fiscal 2016, In USD, USD/CAD exchange rate of 0.7540  ~$2.0 billion  ~$350 million+    High-Purity Cellulose    Packaging & Newsprint    High-Yield Pulp    Forest Products  Pro Forma Revenue  RYAM Revenue  Tembec Revenue  Acetate Pulp  EtherPulp  Other CS Pulp  Commodity & Other  Packaging & Newsprint  High-Yield Pulp  Forest Products  EtherPulp  Other CS Pulp  Commodity & Other  Acetate Pulp  Acetate Pulp  Commodity & Other  Other CS Pulp  EtherPulp  3%

 Acquisition Financing  Pro Forma Capital Structure                    ($ in millions)                    Debt    Amount  Amount      Term    Interest Rate    New Term Loan A-1    $  230      2022    L + 2.25%    New Term Loan A-2    $  450      2024    L + 2.00%+    Other Secured Debt*    $  100      Various    Various    Senior Notes    $  506      2024    5.5%    Total Debt    $  1,286                                  * Estimate+ Net of Cash Patronage                    12  Balanced and Flexible Capital Structure  Covenant**        Estimated pro forma June 2017  Covenant    Net Secured Leverage Covenant++        2.2x  <3.0x    Interest Coverage Ratio        6.0x  >3.0x    Total Leverage        3.6x  N/A    ** Based on LTM Revenues and EBITDA based on fiscal quarter ended June 2017 and on USD/CAD exchange rate of 0.7540,++ assumes $100 million of cash on balance sheet

Compelling Synergies Drive Incremental Value

SG&A/Public Company Costs
- General corporate cost reductions
- Consolidation of duplicate systems and spending

Operational/Manufacturing
- Apply continuous improvement across a larger combined company
- Increased production yields



20%
15%
$50 million*
35%
30%

Sales & Marketing
- Optimized sales channel distribution
- Regional customer alignment

Supply Chain & Procurement
- Leverage combined spending
- Reduce transportation costs

Less Than 1x Cash Costs to Achieve Synergies

**Full run-rate synergies expected to be realized over a 3 year period.*

RAYONIER Advanced Materials

13

Combination Drives Successful Earnings Growth

- Enhanced scale drives ability to execute growth strategy
- Superior capabilities in high purity cellulose
- Diversified paper and forest products profile
- Expansion of cost transformation initiative
- Significant high return capital project opportunities
- Acceleration of product innovation

14